UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

GREAT SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (417) 887-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01  Regulation FD Disclosure.

Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

September 30, 2022

Loan Portfolio 9.30.22 $4,575,196 $4,435,696 6.30.22 *Includes Home Equity Loans of $121,783 *Includes Home Equity Loans of $120,942 [in thousands] Gross Loans 2

Loan Portfolio by Region 9.30.22 $4,575,196 $4,435,696 6.30.22 [in thousands] Gross Loans 3

Commercial Real Estate by Industry 9.30.22 $1,576,529 $1,623,115 6.30.22 [in thousands] Gross Loans 4

Commercial Real Estate by Region 9.30.22 $1,623,115 6.30.22 [in thousands] $1,576,529 Gross Loans 5

Construction & Land Development by Industry 9.30.22 $690,904 $550,025 6.30.22 [in thousands] Gross Loans 6

Construction & Land Development by Region 9.30.22 $550,025 [in thousands] $690,904 6.30.22 Gross Loans 7

Multi Family Real Estate by Region 9.30.22 $914,693 $918,009 6.30.22 [in thousands] Average credit size is $4,176,681 Average credit size is $4,399,233 Gross Loans 8

Multi Family Real Estate by LTV 9.30.22 $914,693 $918,009 6.30.22 [in thousands] Gross Loans 9

NonPerforming by Type 9.30.22 $3,293 $4,220 6.30.22 [in thousands] *Includes Home Equity Loans of $314 *Includes Home Equity Loans of $308 Gross Loans 10

NonPerforming by Region 9.30.22 $3,293 $4,220 6.30.22 [in thousands] Gross Loans 11

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: October 19, 2022	By:	/s/ Joseph W. Turner
Joseph W. Turner, President and Chief Executive Officer